UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report: July 25, 2008

WHITEMARK HOMES, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-8301	25-1302097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

677 North Washington Blvd., Sarasota, Florida	34236
(Address of principal executive offices)	(Zip code)
941-952-5885
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2008 the registrant entered into a Securities Exchange Agreement (the “Agreement”) among the registrant, Blue Sky Oil and Gas Corp. (“Blue Sky”), shareholders of Blue Sky, and TMK Holdings, Inc (“TMK”). Pursuant to the Agreement, TMK deposited 12,311,977 shares of the registrant’s Common Stock in escrow. In addition, shares of such stock will be issued to shareholders of Blue Sky, which will also be held in escrow. Subject to the satisfaction of certain conditions, including payments of $1,150,000, Blue Sky will become a wholly-owned subsidiary of the registrant. The foregoing discussion is not a complete description of the Agreement or the transactions contemplated thereby and reference is made to that Agreement, which is filed as Exhibit 2.1 to this report, and is hereby incorporated by reference for a statement of the terms hereof.

Item 5.02	Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers.

(b)
On July 25, 2008 the Board of Directors elected two new directors designated by Blue Sky: John Reese and Gurjit Kooner and Messers. Douglas Kanter and Owen B. Thomas resigned as directors and Mr. Kanter resigned as President. Barry Reese remained a director and on July 28, 2008 was elected President of the Company. Barry Reese and John Reese are brothers. Barry Reese is 45 years of age and has been a director of the Company since 2007. Mr. Reese has owned and operated Danielson Plumbing LLC since 1992. Mr. Reese has been a State of Florida certified plumbing contractor since 1992 and has been in good standing with the Florida Department of Business and Professional Regulation Construction Industry Licensing Board since 1985. The resignations and election of two new directors occurred in connection with the Company’s execution of a Share Exchange Agreement dated July 25, 2008 among the Company, all the shareholders of Blue Sky Oil and Gas Corp (“Blue Sky”), Blue Sky and TMK Holdings, Inc. pursuant to which, among other things, Blue Sky will become a wholly-owned subsidiary for the Company. John Reese is 43 years of age and owns a small business. Gurjit Kooner is 32 years of age and received a Bachelor of Commerce degree from the University of Calgary, Alberta, Canada. Mr. Kooner has worked for various entities and operated retail stores in the Calgary area.

Item 9.01	Financial Statements and Exhibits

Financial Statements

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibit No Description

EXHIBIT	DESCRIPTION	LOCATION
2.1
Share Exchange Agreement among Whitemark Homes, Inc. (“Whitemark”), all of the shareholders of Blue Sky Oil and Gas Corp. (“Blue Sky Oil and Gas Corp”.) hereafter referred to as “Blue Sky”), (the “Blue Sky Shareholders”), Blue Sky, and TMK Holdings Inc (“TMK”)
Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2008	WHITEMARK HOMES, INC.

	By:	/s/ Barry Reese
	Name:	Barry Reese
	Title:	President